Exhibit 21.1
Subsidiary List

Wholly-Owned Subsidiaries

Name of Subsidiary	State of Organization
AmSurg KEC, Inc.	TN
AmSurg EC Topeka, Inc.	TN
AmSurg EC St. Thomas, Inc.	TN
AmSurg EC Beaumont, Inc.	TN
AmSurg EC Santa Fe, Inc.	TN
AmSurg EC Washington, Inc.	TN
AmSurg Torrance, Inc.	TN
AmSurg Abilene, Inc.	TN
AmSurg Lorain, Inc.	TN
AmSurg Maryville, Inc.	TN
AmSurg Melbourne, Inc.	TN
AmSurg Hillmont, Inc.	TN
AmSurg Northwest Florida, Inc.	TN
AmSurg Palmetto, Inc.	TN
AmSurg Ocala, Inc.	TN
AmSurg Crystal River, Inc.	TN
AmSurg Abilene Eye, Inc.	TN
AmSurg El Paso, Inc.	TN
AmSurg La Jolla, Inc.	TN
AmSurg Burbank, Inc.	TN
AmSurg Inglewood, Inc.	TN
AmSurg Glendale, Inc.	TN
AmSurg Suncoast, Inc.	TN
AmSurg San Antonio TX, Inc.	TN
AmSurg Temecula CA, Inc.	TN
AmSurg Escondido CA, Inc.	TN
AmSurg San Luis Obispo CA, Inc.	TN
AmSurg Scranton PA, Inc.	TN
AmSurg Arcadia CA, Inc.	TN
AmSurg Main Line PA, Inc.	TN
AmSurg Oakland CA, Inc.	TN
AmSurg Lancaster PA, Inc.	TN
AmSurg Pottsville PA, Inc.	TN
AmSurg Glendora CA, Inc.	TN
AmSurg Holdings, Inc.	DE
AmSurg Anesthesia Management Services, LLC	TN
AmSurg San Luis Obispo Anesthesia, LLC	TN
AmSurg Salt Lake City Anesthesia, LLC	TN
Long Beach NSC, LLC	TN
Torrance NSC, LLC	TN
Davis NSC, LLC	TN
Fullerton NSC, LLC	TN
San Antonio NSC, LLC	TN
Austin NSC, LLC	TN

Subsidiary List

Twin Falls NSC, LLC	TN
Kenwood NSC, LLC	TN
Towson NSC, LLC	TN
Wilton NSC, LLC	CT
NSC West Palm, LLC	TN
Tampa Bay NSC, LLC	TN
Coral Springs NSC, LLC	TN
Weston NSC, LLC	TN
NSC RBO West, LLC	TN
NSC RBO East, LLC	TN
Illinois NSC, Inc.	TN
NSC Healthcare, Inc.	TN
AmSurg Fresno CA, Inc.	TN
AmSurg Colton CA, Inc.	TN
AmSurg Willoughby Anesthesia, LLC	TN
AmSurg Westminster Anesthesia, LLC	TN
AmSurg Lewes Anesthesia, LLC	TN
AmSurg Rockledge FL Anesthesia, LLC	TN
AmSurg Altamonte Springs Anesthesia, LLC	TN
AmSurg Citrus Anesthesia, LLC	TN
AmSurg Port Orange Anesthesia, LLC	TN
AmSurg South Bay Anesthesia, L.P.	TN
AmSurg Fresno Endoscopy, Inc.	TN
AmSurg Temecula II Inc.	TN
AmSurg MDSINE Anesthesia, LLC	TN
AmSurg Stamford Anesthesia, LLC	TN
AmSurg Marin Anesthesia, L.P.	TN
AmSurg Abilene Anesthesia, LLC	TN
AmSurg Hermitage Anesthesia, LLC	TN
AmSurg Oak Lawn Anesthesia, LLC	TN
Anesthesia Associates of Ocala, LLC	TN
AmSurg Melbourne Anesthesia, LLC	TN
AmSurg Santa Fe Anesthesia, LLC	TN
AmSurg Indianapolis Anesthesia, LLC	TN
AmSurg Cincinnati Anesthesia, LLC	TN
AmSurg Springfield Anesthesia, LLC	TN
All Women's Healthcare, Inc.	FL
All Women's Healthcare Holdings, Inc.	DE
All Women's Healthcare of Dade, Inc.	FL
All Women's Healthcare of Sawgrass, Inc.	FL
All Women's Healthcare of West Broward, Inc.	FL
All Women's Healthcare Services, Inc.	FL
Anesthesiologists of Greater Orlando, Inc.	FL
Anesthesiology Associates of Tallahassee, Inc.	FL
Bethesda Anesthesia Associates, Inc.	FL
Boca Anesthesia Service, Inc.	FL
Discovery Clinical Research, Inc.	FL
Drs. Ellis, Rojas, Ross & Debs, Inc. d/b/a Kendall Anesthesia Associates	FL

Subsidiary List

Flamingo Anesthesia Associates, Inc.	FL
FM Healthcare Services, Inc.	FL
FMO Healthcare Holdings, Inc.	DE
FO Investments, Inc.	FL
FO Investments II, Inc.	FL
FO Investments III, Inc.	FL
Global Surgical Partners, Inc.	FL
Greater Florida Anesthesiologists, LLC	FL
Gynecologic Oncology Associates, Inc.	FL
Jacksonville Beaches Anesthesia Associates, Inc.	FL
Jupiter Anesthesia Associates, LLC	FL
Jupiter Healthcare, LLC	FL
Marblehead Surety & Reinsurance Company, Ltd.	Cayman
New Generations Babee Bag, Inc.	FL
North Florida Perinatal Associates, Inc.	FL
Parity Healthcare, Inc.	FL
Partners in Medical Billing, Inc.	FL
Physician Office Partners, Inc.	KS
Sheridan Anesthesia Services of Alabama, Inc.	FL
Sheridan Anesthesia Services of Louisiana, Inc.	FL
Sheridan Anesthesia Services of Oklahoma, Inc.	FL
Sheridan Anesthesia Services of Virginia, Inc.	FL
Sheridan Children's Healthcare Services, Inc.	FL
Sheridan Children's Healthcare Services of Arizona, Inc.	FL
Sheridan Children's Healthcare Services of Louisiana, Inc.	FL
Sheridan Children's Healthcare Services of New Mexico, Inc.	FL
Sheridan Children's Healthcare Services of Virginia, Inc.	FL
Sheridan Clinical Research, Inc.	FL
Sheridan Emergency Physician Services, Inc.	FL
Sheridan Emergency Physician Services of Missouri, Inc.	FL
Sheridan Emergency Physician Services of North Missouri, Inc.	FL
Sheridan Emergency Physician Services of South Florida, Inc.	FL
Sheridan Healthcare, Inc.	DE
Sheridan Healthcare of Louisiana, Inc.	FL
Sheridan Healthcare of Missouri, Inc.	FL
Sheridan Healthcare of Vermont, Inc.	FL
Sheridan Healthcare of Virginia, Inc.	FL
Sheridan Healthcare of West Virginia, Inc.	WV
Sheridan Healthcorp, Inc.	FL
Sheridan Healthcorp of California, Inc.	CA
Sheridan Healthy Hearing Services, Inc.	FL
Sheridan Holdings, Inc.	DE
Sheridan InvestCo, LLC	DE
Sheridan Leadership Academy, Inc.	FL
Sheridan Radiology Services, Inc.	DE
Southeast Perinatal Associates, Inc.	FL
Sunbeam Intermediate Holdings, Inc.	DE
Sunbeam Primary Holdings, Inc	DE

Subsidiary List

Tennessee Valley Neonatology, Inc.	FL
Tiva Healthcare, Inc.	FL
All Women's Healthcare of South Broward, Inc.	FL
All Women's Healthcare of Southern Florida, Inc.	FL
Pinecrest Anesthesia Associates, Inc.	FL
Sheridan Emergency Physician Services of Virginia, Inc.	FL
Sheridan Radiology Management Services, Inc.	DE
Sheridan Radiology Services of Virginia, Inc.	FL
Surgery Specialists of Broward, Inc.	FL
Medical Anesthesia Consultants Medical Group, Inc.	CA
Comprehensive Teleradiology Solutions, Inc.	FL
Florida United Radiology, L.C.	FL
Jupiter Imaging Associates, Inc.	FL
Sheridan Radiology Services of Central Florida, Inc.	FL
Sheridan Radiology Services of Kentucky, Inc.	FL
Sheridan Radiology Services of Pinellas, Inc.	FL
Sheridan Radiology Services of South Florida, Inc.	FL
Anesthesia Associates of Pinellas County Division, LLC	FL
Brandon Anesthesia Associates Division, LLC	FL
Clearwater Pain Management Associates Division, LLC	FL
Global Surgical Partners of Sarasota, L.L.C.	FL
Gulfcoast Anesthesia Partners Division, LLC	FL
LA-NJ, LLC	NJ
PA Services, LLC	NJ
SAPM, LLC	NJ
SAS-NJ, LLC	NJ
South Florida Division of GFA, LLC	FL
Sunbeam Asset LLC	DE
Unicom Anesthesia Associates Division, LLC	FL

Majority-Owned Subsidiaries

Name of Subsidiary	State of Organization
Austin NSC, LP	TX
Kenwood ASC, LLC	OH
Towson Surgical Center, LLC	MD
Davis Surgery Center, L.P.	CA
Torrance Surgery Center, L.P.	CA
Boston Out-Patient Surgical Suites, L.L.C.	TN
Middlesex Endoscopy Center, LLC	TN
Fullerton Surgical Center, L.P.	CA
Coral Springs Ambulatory Surgery Center, LLC	FL
Pioneer Valley Surgicenter, LLC	TN
Surgery Center of Allentown, LLC	TN
Eastern Massachusetts Surgery Center, LLC	TN
Diagnostic Endoscopy Center, LLC	TN
Tampa Bay Specialty Surgery Center, LLC	FL

Subsidiary List

The Endoscopy Center of St. Thomas, L.P.	TN
The Abilene ASC, L.P.	TN
The Baltimore Endoscopy ASC, LLC	TN
Boston Endoscopy Center, LLC	TN
WB Surgery Center, LLC	TN
Weston Outpatient Surgical Center, Ltd.	FL
Colton CA Multi ASC, L.P.	TN
North Richland Hills Endoscopy Center, LLC	TN
Old Town Endoscopy Center, LLC	TN
Park Ventura Endoscopy Center, LLC	TN
Redbird Square Endoscopy Center, LLC	TN
32nd Street Surgery Center, LLC	TN
Red River Surgery Center, LLC	TN
Premier Ambulatory Surgery of Austin, LLP	TX
Trinity Surgery Center, LLC	FL
Physicians’ Eye Surgery Center, LLC	TN
Bethesda Outpatient Surgery Center, LLC	TN
San Antonio ASC, LP	TX
The San Diego CA Multi-Specialty ASC, LLC	TN
Blaine MN Multi-Specialty ASC, LLC	TN
Central Park Endoscopy Center, LLC	TN
North Valley Orthopedic Surgery Center, L.L.C.	TN
Hillmoor Eye Surgery Center, LLC	TN
Arizona Endoscopy Center, LLC	TN
Hudson Crossing Surgery Center, LLC	TN
Short Hills Surgery Center, LLC	TN
Center for Ambulatory Surgery, LLC	TN
Southern Idaho Ambulatory Surgery Center, LLC	ID
Poway CA Multi-Specialty ASC, LLC	TN
Mount Dora Ophthalmology ASC, LLC	TN
Northeast Surgical Care of Newington, LLC	TN
Sierra Pacific Surgery Center, LLC	TN
Fresno CA Multi ASC, L.P.	TN
The Maryville ASC , L.P.	TN
The Torrance CA Multi-Specialty ASC, LLC	TN
West Palm Outpatient Surgery & Laser Center, LTD	FL
MDSINE, LLC	TN
The Las Vegas Ophthalmology ASC, LLC	TN
Long Beach Surgery Center, L.P.	CA
The Endoscopy Center of Knoxville, L.P.	TN
The Endoscopy Center of Topeka, L.P.	TN
The Endoscopy Center of Southeast Texas, L.P.	TN
The Endoscopy Center of Santa Fe, L.P.	TN
The Endoscopy Center of Washington D.C., L.P.	TN
Endoscopy Center of the South Bay, L.P.	TN
The Melbourne ASC, L.P.	TN
The Hillmont ASC, L.P.	TN
The Northwest Florida ASC, L.P.	TN

Subsidiary List

The Palmetto ASC, L.P.	TN
The Ocala Endoscopy ASC, L.P.	TN
The Crystal River Endoscopy ASC, L.P.	TN
The Abilene Eye ASC, L.P.	TN
The El Paso ASC, L.P.	TN
The La Jolla Endoscopy Center, L.P.	TN
The Burbank Ophthalmology ASC, L.P.	TN
Los Angeles/Inglewood Endoscopy ASC, L.P.	TN
Glendale Ophthalmology ASC, L.P.	TN
The Suncoast Endoscopy ASC, L.P.	TN
The San Antonio TX Endoscopy ASC, L.P.	TN
The Temecula CA Endoscopy ASC, L.P.	TN
The Escondido CA Endoscopy ASC, LP	TN
The San Luis Obispo CA Endoscopy ASC, L.P.	TN
The Scranton PA Endoscopy ASC, L.P.	TN
The Arcadia CA Endoscopy ASC, L.P.	TN
The Main Line PA Endoscopy ASC, L.P.	TN
The Oakland CA Endoscopy ASC, L.P.	TN
The Lancaster PA Endoscopy ASC, L.P.	TN
The Pottsville PA Endoscopy ASC, L.P.	TN
Glendora CA Endoscopy ASC, L.P.	TN
The Knoxville Ophthalmology ASC, LLC	TN
Montgomery Eye Surgery Center, LLC	TN
EyeCare Consultants Surgery Center, LLC	TN
The Sidney ASC, LLC	TN
The Milwaukee ASC, LLC	TN
The Columbia ASC, LLC	TN
The Wichita Orthopaedic ASC, LLC	TN
The Willoughby ASC, LLC	TN
The Westglen Endoscopy Center, LLC	TN
The Chevy Chase ASC, LLC	TN
The Oklahoma City ASC, LLC	TN
The Mountain West Gastroenterology ASC, LLC	TN
The Cincinnati ASC, LLC	TN
The Fayetteville ASC, LLC	TN
The Independence ASC, LLC	TN
AmSurg Northern Kentucky GI, LLC	TN
AmSurg Louisville GI, LLC	TN
AmSurg Kentucky Ophthalmology, LLC	TN
The Phoenix Ophthalmology ASC, LLC	TN
The Toledo Endoscopy ASC, LLC	TN
The Englewood ASC, LLC	TN
The Sun City Ophthalmology ASC, LLC	TN
The Cape Coral/Ft. Myers Endoscopy ASC, LLC	TN
The Boca Raton Ophthalmology ASC, LLC	TN
The Minneapolis Ophthalmology ASC, LLC	TN
The Florham Park Endoscopy ASC, LLC	TN
Northside Gastroenterology Endoscopy Center, LLC	IN

Subsidiary List

The Chattanooga Endoscopy ASC, LLC	TN
The Oakhurst Endoscopy ASC, LLC	TN
The Seneca PA ASC, LLC	TN
The Tamarac Endoscopy ASC, LLC	TN
The Waldorf Endoscopy ASC, LLC	TN
The Sarasota Endoscopy ASC, LLC	TN
The Middletown Endoscopy ASC, LLC	TN
The Dover Ophthalmology ASC, LLC	TN
The Surgery Center of Middle Tennessee, LLC	TN
The Kingston Ophthalmology ASC, LLC	TN
The Las Vegas East Ophthalmology ASC, LLC	NV
The Blue Ridge/Clemson Orthopaedic ASC, LLC	TN
The Hutchinson Ophthalmology ASC, LLC	TN
The Sunrise Ophthalmology ASC, LLC	TN
The Metairie Ophthalmology ASC, LLC	TN
The Bel Air Endoscopy ASC, LLC	TN
Bloomfield Eye Surgery Center, LLC	TN
Mercer County Surgery Center, LLC	TN
Atlantic Coastal Surgery Center, LLC	NJ
The Akron Endoscopy ASC, LLC	TN
The Newark Endoscopy ASC, LLC	TN
The Southfield Endoscopy ASC, LLC	TN
The Alexandria Ophthalmology ASC, LLC	TN
The Columbia ASC Northwest, LLC	TN
St. George Endoscopy Center, LLC	TN
The Paducah Ophthalmology ASC, LLC	TN
The Greenville ASC, LLC	TN
The Columbia TN Endoscopy ASC, LLC	TN
The Rogers AR Ophthalmology ASC, LLC	TN
The Tulsa OK Ophthalmology ASC, LLC	TN
The Ft. Myers FL Ophthalmology ASC, LLC	TN
Banner Arizona ASC, LLC	TN
The Columbia MD Orthopaedic ASC, LLC	TN
The Mesa AZ Endoscopy ASC, LLC	TN
The Kingsport TN Ophthalmology ASC, LLC	TN
The Lewes DE Endoscopy ASC, LLC	TN
The Winter Haven/Sebring FL Ophthalmology ASC, LLC	TN
The Voorhees NJ Endoscopy ASC, LLC	TN
The Rockledge FL Endoscopy ASC, LLC	TN
The Tampa FL Endoscopy ASC, LLC	TN
The Pueblo CO Ophthalmology ASC, LLC	TN
Western Washington Endoscopy Centers, LLC	TN
The Lakeland FL Endoscopy ASC, LLC	TN
The Northern NV Endoscopy ASC, LLC	TN
The Edina MN Ophthalmology ASC, LLC	TN
The West Palm Beach FL Endoscopy ASC, LLC	TN
Gainesville FL Orthopaedic ASC, LLC	TN
The Raleigh NC Endoscopy ASC, LLC	TN

Subsidiary List

The Hanover NJ Endoscopy ASC, LLC	TN
The Lake Bluff IL Endoscopy ASC, LLC	TN
The Sun City AZ Endoscopy ASC, LLC	TN
The Overland Park KS Endoscopy ASC, LLC	TN
The Casper WY Endoscopy ASC, LLC	TN
The Rockville MD Endoscopy ASC, LLC	TN
Blue Water ASC, LLC	MI
Greenspring Station Endoscopy ASC, LLC	MD
Maryland Endoscopy Center Limited Liability Company	MD
Endoscopy Associates, LLC	MD
The Scranton PA GP, LLC	TN
The Orlando FL Endoscopy ASC, LLC	TN
The St. Louis MO Orthopaedic ASC, LLC	TN
The Yuma AZ Endoscopy ASC, LLC	TN
The West Orange NJ Endoscopy ASC, LLC	TN
The Greensboro NC Endoscopy ASC, LLC	TN
The Tulsa OK Endoscopy ASC, LLC	TN
The St. Cloud MN Ophthalmology ASC, LLC	TN
The Salem OR Ophthalmology ASC, LLC	TN
The El Dorado Multi-Specialty ASC, LLC	TN
The Nashville TN Ophthalmology ASC, LLC	TN
The Laurel MD Endoscopy ASC, LLC	TN
The Shenandoah TX Endoscopy ASC, LLC	TN
The New Orleans LA Uptown/West Bank Endoscopy ASC, LLC	TN
The Metairie LA Endoscopy ASC, LLC	TN
The Rockville, ESC-North MD Endoscopy ASC, LLC	TN
The Silver Spring MD Endoscopy ASC, LLC	TN
Ocean Endosurgery Center	NJ
The South Bend IN Endoscopy ASC, LLC	TN
The Mesquite TX Endoscopy ASC, LLC	TN
The Conroe TX Endoscopy ASC, LLC	TN
The Kissimmee FL Endoscopy ASC, LLC	TN
The Altamonte Springs FL Endoscopy ASC, LLC	TN
The Glendale AZ Endoscopy ASC, LLC	TN
The Orlando/Oakwater FL Endoscopy ASC, LLC	TN
The Baton Rouge LA Endoscopy ASC, LLC	TN
The Pikesville MD Endoscopy ASC, LLC	TN
The Glen Burnie MD Endoscopy ASC, LLC	TN
West Bridgewater MA Endoscopy ASC, LLC	TN
The Orlando/Mills FL Endoscopy ASC, LLC	TN
Miami Kendall FL Endoscopy ASC, LLC	TN
St. Clair Shores MI Ophthalmology ASC, LLC	TN
Marin Endoscopy Center, LLC	TN
Casa Colina Surgery Center, LLC	TN
Digestive Health Center, LLC	TN
Digestive Endoscopy Center, LLC	TN
Phoenix Orthopaedic Ambulatory Center, L.L.C.	TN
Gastroenterology Associates Endoscopy Center, LLC	TN

Subsidiary List

Phoenix Endoscopy, L.L.C.	TN
Central Texas Endoscopy Center, LLC	TN
Eye Surgery Center, LLC	TN
Carroll County Digestive Disease Center, LLC	TN
Triangle Endoscopy Center, LLC	TN
Elms Endoscopy Center, LLC	TN
TEC North, LLC	TN
Cañon City CO Multi-Specialty ASC, LLC	TN
Hermitage TN Endoscopy ASC, LLC	TN
Waco Gastroenterology Endoscopy Center, LLC	TN
Surgery Center of Volusia, LLC	TN
COA ASC of Franklin County, LLC	TN
AmSurg New Port Richey Anesthesia, LLC	TN
North Valley Endoscopy Center, LLC	TN
East Valley Endoscopy, LLC	TN
May Street Surgi Center, LLC	TN
Eagle Eye Surgery and Laser Center, LLC	TN
Doctors Park Surgery Center, LLC	TN
AmSurg Tampa Bay Anesthesia, LLC	TN
AmSurg Chattanooga Anesthesia, LLC	TN
AmSurg North Valley Anesthesia, LLC	TN
AmSurg Oakland Anesthesia, L.P.	TN
AmSurg St. George Anesthesia, LLC	TN
AmSurg Arcadia Anesthesia, L.P.	TN
Mid Atlantic Endoscopy Center, LLC	TN
Sunrise Ambulatory Surgical Center, LLC	TN
Glen Endoscopy Center, LLC	TN
Cascade Endoscopy Center, LLC	TN
Oak Lawn IL Endoscopy ASC, LLC	TN
St. Charles-AmSurg ASC Partners, LLC	DE
Fresno CA Endoscopy ASC, L.P.	TN
Temecula CA United Surgery, L.P.	TN
Eye Surgery Center of Wichita, LLC.	TN
Wilton Surgery Center, LLC	CT
Eye Surgery Center of Wichita, LLC	TN
AmSurg Fresno CA Anesthesia, L.P.	TN
Bend Surgery Center, LLC	TN
Surgery Center of Northeast Texas, LLC	TN
Manatee Surgical Center, LLC	FL
MSC Anesthesia, Inc.	FL
Meadows Surgery Center, LLC	NJ
South Palm Ambulatory Surgery Center, LLC	FL
Jupiter Medical Specialists, LLC	FL
General Surgery of Jupiter Medical Specialists, LLC	FL
Radiology Services of Jupiter Medical Specialists, LLC	FL
Women’s Health and Wellness of Jupiter Medical Specialists, LLC	FL
HCA-Sheridan Holdings, LLC d/b/a Specialty Physician Solutions	DE
Anesthesia Physician Solutions of South Florida, LLC	FL

Subsidiary List

Emergency Physician Solutions of South Florida, LLC	FL
College Heights Endoscopy Center, L.L.C.	TN
Ocala FL Orthopaedic ASC, LLC	TN
Radiology Physician Solutions of Florida, LLC	FL

Less than Majority-Owned Subsidiaries

Name of Subsidiary	State of Organization
Connecticut Eye Surgery Center South, LLC	TN
Baycare Surgery Centers, LLC.	FL
Eastern Connecticut Endoscopy Center, LLC	TN
Austin Endoscopy Center I, LP	TX
Austin Endoscopy Center II, LP	TX
Stamford/NSC Management, LLC	CT
SSPC Building, LP	TX